UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: March 10, 2010


                             SUN RIVER ENERGY, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


              Colorado                                   0-29670                                84-1491159
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-422-8127
                                 --------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS

Litigation

On March 10, 2010, Sun River Energy, Inc. (the Company) filed an Original Petition and Application for Temporary Injunction and Permanent Injunctive Relief in the County Court of Dallas County, in the State of Texas against Spencer Edwards, Inc. Co- Plaintiffs in the action are shareholders of Sun River Energy, Inc., J.H. Brech, LLC and Richard L. Toupal.

The suit alleges, among other things, that Spencer Edwards, Inc. has violated Rule 144 of the U.S. Securities Act of 1933 in the selling of common shares of the Company on the open market.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            SUN RIVER ENERGY, INC.


                                    By:      /s/Redgie Green
                                                Redgie Green, CEO


                                                Date:  March 10, 2010